Huntington Director Series I/IR

Separate Account Two

Hartford Life Insurance Company

File No. 333-69485

Supplement Dated June 6, 2007 To The Prospectus Dated May 1, 2007

Effective July 27, 2007, the following changes are made to your prospectus:

All references to Hartford Life and Annuity Insurance Company are deleted.

HARTFORD FOCUS HLS FUND:

Hartford Focus HLS Fund’s name will change to Hartford Fundamental Growth HLS Fund. As a result, all references in the prospectus to “Hartford Focus HLS Fund” are deleted and replaced with “Hartford Fundamental Growth HLS Fund.”

HARTFORD GLOBAL LEADERS HLS FUND:

Hartford Global Leaders HLS Fund’s name will change to Hartford Global Growth HLS Fund. As a result, all references in the prospectus to “Hartford Global Leaders HLS Fund” are deleted and replaced with “Hartford Global Growth HLS Fund.”

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND:

Hartford International Capital Appreciation HLS Fund’s name will change to Hartford International Growth HLS Fund. As a result, all references in the prospectus to “Hartford International Capital Appreciation HLS Fund” are deleted and replaced with “Hartford International Growth HLS Fund.”

Effective July 30, 2007, the following change is made to your Prospectus:

HARTFORD CAPITAL APPRECIATION HLS FUND:

Hartford Capital Appreciation HLS Fund will re-open to all investors. All references in the prospectus to the fund being closed are deleted.

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-6124